MFS(R) Variable Insurance Trust

                          MFS(R) Mid Cap Growth Series

                      Supplement to the Current Prospectus

Effective October 17, 2007, the Portfolio Manager(s) section of the Prospectus is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund are set forth below. Further information regarding the fund's portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. Each portfolio manager is primarily responsible for the day-to-day management of the fund unless otherwise specified.

Portfolio Manager  Primary Role       Since    Title and Five Year History
Matthew Krummell   Portfolio Manager  2006     Investment Officer of MFS;
                                               employed in the investment
                                               management area of MFS since
                                               2001.
Eric Weigel        Portfolio Manager October   Investment Officer of MFS;
                                       2007    employed in the investment
                                               management area of MFS since
                                               2007. Founder and Portfolio
                                               Manager for Long Point  Partners,
                                               LLC from 2005 to 2007.  Chief
                                               Investment Officer for Milestone
                                               International from 2004 to 2005.
                                               Various roles including Portfolio
                                               Manager at Pioneer Investments
                                               prior to 2004.

                The date of this Supplement is October 18, 2007.